                                                                         Annex C

                             UNDERWRITER'S STATEMENT

                              COLLATERAL TERM SHEET

                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1997-ML1
                 Classes A-1, A-2, A-3, A-4, B, C, D, E, and IO


      The attached Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") and not by Commercial Mortgage Acceptance Corp. (the "Depositor") or the issuer of the securities identified above (the "Offered Securities") or any other party. The issuer of the Offered Securities has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriter. The Underwriter, the Depositor, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

      No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet reflects future performance. The Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

      Although a registration statement (including the prospectus) relating to the Offered Securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Securities for definitive terms of the Offered Securities and the collateral. A final prospectus and prospectus supplement may be obtained by contacting Merrill Lynch Trading Desk at (212) 449-3860.

      The Underwriter of the Offered Securities and its affiliates may in the future have a position in the Offered Securities (and in other securities with respect to which the Depositor acts as depositor or that are issued by the issuer of the Offered Securities) and may purchase or sell the same on a principal basis or as an agent for another person. In addition, the Underwriter of the Offered Securities and certain of its affiliates may currently be providing investment banking and other services to the Depositor and the borrowers of loans that are included among the collateral and their affiliates.

      Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments and yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Offered Securities.

      If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               (Anticipated)
               Moody's / S&P
               -------------                 Approx.       Approx.                                        Approx.         Approx.
   Class          Rating                      Size      Subordination            Bond Type                Coupon           Price
   -----          ------                      ----      -------------            ---------                -------         -------
Offered Certificates
    A-1          AAA / Aaa       Public     $142.2mm          32.0%            Fixed Coupon                6.750%        100 - 101
    A-2          AAA / Aaa       Public      117.4            32.0             Fixed Coupon                6.750         100 - 101
    A-3          AAA / Aaa       Public      220.5            32.0             Fixed Coupon                6.750         100 - 101
    A-4          AAA / Aaa       Public       96.9            32.0             Fixed Coupon                6.735         100 - 101
     B           AA / Aa2        Public       59.4            25.0         Net WAC - Fixed Strip           6.827            100
     C            A / A2         Public       46.7            19.5         Net WAC - Fixed Strip           6.974            100
     D          BBB / Baa2       Public       46.7            14.0         Net WAC - Fixed Strip           7.208            100
     E          BBB- / Baa3      Public       17.0            12.0         Net WAC - Fixed Strip           7.374            100
    IO(1)        AAA / Aaa       Public         -              -                 I/O Strip                   -               -

Private Certificates(2)

Subordinate
  Classes            -           Private    $101.9mm           -               Fixed Coupon               6.500%             -


                 WAL @             Principal
   Class        0% CPR              Window
   -----        ------             ---------
Offered Certificates

    A-1           5.0 yrs.        1/98 - 11/04
    A-2           7.5            11/04 - 6/07
    A-3           9.5             6/07 - 10/07
    A-4           8.5             1/98 - 8/07
     B            9.9            10/07 - 12/07
     C           10.0            12/07 - 12/07
     D           10.6            12/07 - 12/10
     E           14.0            12/10 - 11/12
    IO(1)          -                   -

Private Certificates(2)

Subordinate
  Classes          -             11/12 - 11/17

----------
(1) Subject to the more detailed description on S-5, in general the IO Class will be entitled to (i) any excess net interest above the respective fixed coupons on Classes A-1, A-2, and A-3, and the Subordinate classes, and
      (ii) additional fixed strips off each of the of Classes B,C,D, and E. In addition, the IO Class will also receive some allocation of prepayment penalties, as described below. The Class IO Certificates will not have a principal balance and will not be entitled to receive distributions of principal, but will be entitled to receive payments of interest equal to the sum of the interest accrued on the notional amount of each of its components.

(2) The Private Certificates are not being offered hereby. Accordingly, any information herein regarding the terms of the Private Certificates is provided solely because of its potential relevance to a prospective purchaser of an Offered Certificate.
--------------------------------------------------------------------------------


SCHEMATIC OVERVIEW

-------------------------------------------------------------------------------------------------------------------
------------------------             -----------------------------------------------------------------------
     Group 1 Loan          Credit                                   Group 2 Loans
    ("Copley Loan")        Support                                    (11 Loans)
------------------------             -----------------------------------------------------------------------
------------------------             ----------------------------------
                                            Class A-1 (Fixed)
      Class A-4            32.0%                (Aaa/AAA)                 Class IO Certificates
------------------------             ----------------------------------
                                            Class A-2 (Fixed)
(Any Prepayment Premiums   32.0%                (Aaa/AAA)                 Class IO components are strips off
on the Copley Loan will              -----------------------------------  of all classes except Class A-4.
be allocated entirely to                     Class A-3 (Fixed)
Class A-4. No Prepayment   32.0%                 (Aaa/AAA)
Premiums from other                  ----------------------------------
Mortgage Loans will be                         Class B (WAC)
allocated to Class A-4.)   25.0%                  (Aa2/AA)
                                     ----------------------------------
                                               Class C (WAC)
                           19.5%                   (A2/A)
                                     ----------------------------------
                                               Class D (WAC)
                           14.0%                 (Baa2/BBB)
                                     ----------------------------------
                                               Class E (WAC)
                           12.0%                (Baa3/BBB-)
                                     ----------------------------------
                                        Subordinate Classes (Fixed)
                             -       (Not offered under the Prospectus)
                                     ----------------------------------

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

OVERVIEW

o The transaction is collateralized by 12 multifamily and commercial loans with an aggregate principal balance of approximately $848.5 million, secured by 59 properties located in 18 states. [S-2]

o Midland Loan Services, L.P. originated nine (9) of the mortgage loans, making up 70.9% of the total pool balance. One (1) of the mortgage loans, or 10.1% of the pool balance, was originated by KeyCorp Real Estate Capital Markets, Inc. One (1) of the mortgage loans, or 7.6% of the pool balance, was originated by L.J. Melody & Company. One (1) of the mortgage loans, or 11.4% of the pool balance, was originated by Metropolitan Life Insurance Company. Each of the mortgage loans (other than the mortgage loan originated by MetLife) was underwritten by Merrill Lynch Mortgage Capital, Inc., pursuant to MLMCI's underwriting standards and was immediately conveyed by the originator to MLMCI. The mortgage loan originated by MetLife was subject to limited underwriting by MLMCI. [S-25]

o Except where otherwise indicated, percentages (%) represent principal amount of loan or loans compared to aggregate pool balance, as of the Cut-Off Date.

Key Features:

o     Expected Settlement Date: December 30, 1997

o     Underwriter: Merrill Lynch, Pierce, Fenner & Smith Incorporated [S-331]

o     Depositor: Commercial Mortgage Acceptance Corp. [S-8]

o     Master Servicer: Midland Loan Services, L.P. [S-8]

o     Trustee: LaSalle National Bank. [S-9]

o     Distribution: 15th day of the month. [S-9]

o     Interest Accrual Period: 1st to the 1st (14-day delay). [S-10]

o     Delivery: The Depository Trust Co. ("DTC") through CEDE & Co. [S-284]

o ERISA: Classes A-1, A-2, A-3, A-4 and IO are ERISA eligible subject to certain conditions for eligibility The remaining Classes under certain conditions are eligible for purchase by insurance company general accounts. [S-23]

o SMMEA: The Classes A-1, A-2, A-3, A-4, IO, and B of the Offered Securities are SMMEA eligible; however, no representation is made as to whether they constitute Type IV securities for depository institutions. [S-329]

o     Tax Treatment: REMIC. [S-2]

o     Optional Termination: 1% clean up call. [S-296]

Key Structural Features:

o Appraisal Reduction: When applicable, the Appraisal Reduction Amount will equal, in general, the excess, if any, of (a) the sum of (i) principal and unpaid interest relating to the Required Appraisal Loan, (ii) accrued but unpaid Servicing Fees, Servicing Advances, and any Additional Trust Fund Expenses, and (iii) all currently due and unpaid real estate taxes and assessments, insurance premiums, and, if applicable, ground rents, over
      (b) 90% of the appraised value (net of any prior liens) of the property related to the Required Appraisal Loan. [S-309-10]

o Special Servicer: Initially, Midland Loan Services, L.P. It is expected that CRIIMI MAE Inc. or an affiliate will be named as Special Servicer on or about the Closing Date. [S-8]

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

OVERVIEW (con't)

================================================================================
                                Loan Information
                                ----------------

                          Group I                              Group II
                          -----------------------------------------------------------------------------
Principal Balance:        $96.9 million (1 loan, 1 property)   $751.6 million (11 loans, 58 properties)
Gross WAC:                6.75%                                7.554% (Range = 6.817% - 8.47%)
Net WAC:                  6.735%                               7.500% (Range = 6.767% - 8.405%)
                          -----------------------------------------------------------------------------

                          Total
                          ----------------------------------------
Principal Balance:        $848.5 million (12 loans, 59 properties)
Gross WAC:                7.462% (Range = 6.75% - 8.47%)
Net WAC:                  7.413% (Range = 6.735% - 8.405%)
                          ----------------------------------------

Avg / Max: Balance:       $70.7 million / $129.5 million
Loan Types:               All fixed-rate; 70.8% ARD, 19.1% Balloon, 10.1%
                          Fully-Amortizing
Wtd. Avg. Seasoning:      3 months (94.8% originated in 1997)
Wtd. Avg. LTV             64.8%
Wtd. Avg. DSCR            1.67x
Call Protection:          Ten of the Loans (78.5%) are subject to Lockout /
                          Defeasance. One of the Loans (11.4%) is subject to a
                          "T + 50" make-whole provision, and one of the Loans
                          (10.1%) is subject to Lockout / Yield Maintenance. See
                          Table "Call Protection" below.
Cross-Coll / Cross-Def:   Seven of the Loans (63.9%) are cross-collateralized
                          and cross-defaulted with one or more Loans in the
                          pool.
================================================================================


================================================================================
                           Property Type Distribution
                           --------------------------

Property             # of        # of        % of         Wtd. Avg.
  Type              Loans       Props        Pool            LTV         DSCR
Office and
Retail / Office       3           4          31.1%          54.1%        1.99x
Hotel                 4           20         27.8%          69.1%        1.56x
Retail                2           21         25.8%          68.7%        1.48x
Multi-family          3           14         15.3%          71.9%        1.56x
                    ------------------------------------------------------------
   Total              12          59        100.0%          64.8%        1.67x
================================================================================

================================================================================
                              Cut-Off Loan-to-Value
                              ---------------------

   LTV Range        # of             # of             % of            Cumulative
                    Loans            Props            Pool            % of Pool

  30.8-50.0%          1                1             11.4%              11.4%
  50.1-60.0%          0                0              0.0%              11.4%
  60.1-65.0%          4               15             30.0%              41.4%
  65.1-70.0%          3               19             22.5%              63.9%
  70.1-75.0%          2                3             17.9%              81.8%
  75.1-80.0%          1                2              7.6%              89.5%
  80.1-80.6%          1               19             10.5%              100.0%
                    ------------------------------------------------------------
     Total           12               59             100.0%             100.0%
================================================================================

================================================================================
                                  Original Term
                                  -------------

                                         # of                       % of
                                        Loans                       Pool
7-Year ARD                                2                         17.8%
10-Year Balloon                           2                         19.1%
10-Year ARD                               6                         42.5%
15-Year ARD                               1                         10.5%
Fully-Amortizing                          1                         10.1%
   Total                                  12                       100.0%
================================================================================
Wtd. Avg. Original Term to ARD / Maturity = 11.0 years
Wtd. Avg. Remaining Term to ARD / Maturity = 10.7 years
Wtd. Avg. Original Term of Fully-Amortizing Loans = 20.0 years
================================================================================

================================================================================
                      State Distribution (18 Total States)
                      ------------------------------------

                          # of         % of         Wtd. Avg.
    State                Props         Pool            LTV            DSCR
California                 16         15.8%           66.8%          1.66x
Pennsylvania               2          15.3%           60.5%          1.65x
Texas                      3          13.0%           77.9%          1.44x
Massachusetts              1          11.4%           30.8%          2.69x
All others < 8.0%         37          44.5%           70.6%          1.49x
                        --------------------------------------------------------
   Total                   59         100.0%          64.8%          1.67x
================================================================================

================================================================================
                          Debt Service Coverage Ratios
                          ----------------------------

      DSCR          # of             # of           % of
     Range          Loans           Props           Pool          Cumulative
   1.20-1.29x         1               19            10.5%           10.5%
   1.30-1.39x         1               2             7.6%            18.2%
   1.40-1.49x         0               0             0.0%            18.2%
   1.50-1.59x         4               20            29.9%           48.1%
   1.60-1.69x         3               5             32.8%           80.9%
   1.70-1.79x         1               10            5.2%            86.1%
   1.80-1.89x         1               2             2.4%            88.6%
   1.90-2.59x         0               0             0.0%            88.6%
   2.60-2.69x         1               1             11.4%           100.0%
                    ------------------------------------------------------------
     Total           12               59           100.0%           100.0%
================================================================================

================================================================================
                                 Call Protection
                                 ---------------

        Type of Call                  # of                            % of
         Protection                   Loans            Loan           Pool

         Lock / Def                    10             Various         78.5%
        YM (T + 50)                     1             Copley          11.4%
     Lock / YM (T-Flat)                 1              Shilo          10.1%
                                    --------------------------------------------
Total                                  12                            100.0%
================================================================================

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

PREPAYMENT PROTECTION

o Currently 88.6% of the loans are locked out and 11.4% are subject to yield maintenance penalties.

------------------------------------------------------------------------------------------------------------------------------------
                                                             TABLE 1
                                                   Prepayment Penalty Categories
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Weighted-
                                                                                         Weighted-    Weighted-          Average
                                                                                          Average      Average          Number of
                                                                                           Term       Remaining      Months of Open
                                       #                                                  to ARD/      Lockout/        Prepayment
                                      of                        Bal          % of        Maturity     Defeasance        Prior to
    Prepayment Restriction           Loans      Loan            (mm)         Pool         (mos.)     Term (mos.)      ARD/Maturity
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                    10       Various      $665,841,445     78.5%         117           113                4

Yield Maintenance (T+50)               1        Copley        96,908,666     11.4%         116             0                0

Lockout/YM (T-flat)                    1        Shilo         85,372,818     10.1%         238           117                3
------------------------------------------------------------------------------------------------------------------------------------
Totals/Wtd. Avg./Avg.                 12                    $848,482,929    100.0%         129           113(1)             4
------------------------------------------------------------------------------------------------------------------------------------

(1) The Total/Weighted Average calculation for the "Weighted Average Remaining Lockout/Defeasance Term" only includes those loans for which a lockout restriction applies.
--------------------------------------------------------------------------------


ALLOCATION OF PREPAYMENT PREMIUM

o Any Prepayment Premiums associated with the Copley Loan will be allocated entirely to Class A-4. Prepayment Premiums associated with the "Shilo Loan" will be allocated to the remaining classes according to the formula shown below:

================================================================================
% of Prepayment Premium on Shilo Loan           (Bond Coupon -  Discount Rate)
 Allocated to the "Group 2 Principal Bonds" =  ---------------------------------
                                                (Mortgage Rate - Discount Rate)
================================================================================

o In general, this formula provides for an increase in the allocation of Prepayment Premiums on the Shilo Loan to the non-IO classes as interest rates decrease and a decrease in the allocation to such classes as interest rates rise.

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

MORTGAGE LOAN SUMMARY

-------------------------------------------------------------------------------------------------------------------------------
                                                   Property Information                                   Loan Information
                        -------------------------------------------------------------------------------------------------------
                                                                                                                       Orig.
                                                                                                               Orig.  Term to
                                                                 Size     Cut-Off Date     Loan /              Amort   ARD /
       Mortgage               Property                 # of   (# Units /    Principal     Unit or    Mortgage  Term   Maturity
         Loan                   Type         State     Props    Sq. Ft.)     Balance      Sq. Ft.      Rate    (mos.)  (mos.)
===============================================================================================================================
Copley Place               Retail / Office     MA        1     1,214,244  $ 96,908,666    $  79.81     6.75%    360     120

Brookfield                 Retail / Office     MN        1       917,959    59,754,386       65.09     8.00%    360     120

Tower Realty                   Office        NY, FL      2       810,197   107,000,000      132.07     6.8174%  360(3)   84


Mills Corporation              Retail          PA        1     1,661,279   109,538,921        N/A      7.882%   360     120
Additional Funding             Retail          PA        1       304,463    19,954,654        N/A      7.44%    360     118
                                             ------     --    ----------  ------------    ----------   -------  ---     ---
Total Funding                                            2     1,965,742   129,493,575       65.88     7.814%   360     120

Newton                         Retail        Varies     16     1,182,339    76,640,023        N/A      7.56%    360     180
Additional Funding             Retail        Varies      3       156,123    12,791,840        N/A      7.325%   360     180
                                             ------     --    ----------  ------------    ----------   -------  ---     ---
Total Funding                                           19     1,338,462    89,431,863       66.82     7.526%   360     180

Four Seasons Biltmore           Hotel          CA        1           217    63,000,000    290,322.58   7.138%   300     120

Ritz-Carlton                    Hotel          MO        1           301    41,850,000    139,036.54   7.188%   300     120

Four Seasons, Austin            Hotel          TX        1           291    45,150,000    155,154.64   7.188%   300     120


Shilo Inns                      Hotel        Varies     16         1,755    65,765,282        N/A      8.47%    240     240
Additional Funding              Hotel          OR        1           245    19,967,537        N/A      8.36%    240     240
                                             ------     --    ----------  ------------    ----------   -------  ---     ---
Total Funding                                           17         2,000    85,732,818     42,866.41   8.44%    240     240

Farb Investments            Multi-family       TX        2         2,606    64,781,452     24,858.58   7.40%    360     120

AAC I                       Multi-family       CA       10         1,598    44,440,152     27,809.86   7.75%    300      84

AAC II                      Multi-family       CA        2           456    20,940,017     45,921.0    7.74%    360     120
                                             ------     --    ----------  ------------    ----------   -------  ---     ---
Total/Weighted Average                                  59                $848,482,929                 7.462%   334     129
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                    Loan Information           Mezz.              Call Protection
                        ------------------------------------------------------------------------------------------------


                                          Cut-Off    ARD/                  Type of     Original         Months Open
       Mortgage         Seasoning          Date    Maturity    Other         Call      Lock/Def   to Prepayment Prior to
         Loan             (mos.)   DSCR    LTV(1)   LTV(1)    Financing   Protection   Period(2)        ARD/Maturity
========================================================================================================================
Copley Place                4      2.69x   30.8%    22.7%   $     --       YM (T+50)        0                 0

Brookfield                  6      1.50x   61.0%    53.7%         --          L/D         114                 6

Tower Realty                1      1.64x   71.3%    66.3%         --          L/D          84                 0


Mills Corporation           6       N/A     N/A      N/A          --          L/D         114                 6
Additional Funding          4       N/A     N/A      N/A          --          L/D         114                 6
                           --      -----   -----    -----   -----------  -------------  -------             -----
Total Funding               6      1.65x   60.5%    53.1%                                 114                 6

Newton                      1       N/A     N/A      N/A      5,000,000       L/D         180                 0
Additional Funding          1       N/A     N/A      N/A          --          L/D         180                 0
                           --      -----   -----    -----   -----------  -------------  -------             -----
Total Funding               1      1.24x   80.6%    61.1%     5,000,000                   180                 0

Four Seasons Biltmore       0      1.58x   69.6%    55.1%         --          L/D         117                 3

Ritz-Carlton                0      1.61x   69.8%    55.3%         --          L/D         117                 3

Four Seasons, Austin        0      1.57x   75.0%    59.4%         --          L/D         117                 3


Shilo Inns                  2       N/A     N/A      0.0%         --     L/YM (T-flat)    120                 3
Additional Funding          1       N/A     N/A      0.0%         --     L/YM (T-flat)    120                 3
                           --      -----   -----    -----   -----------  -------------  -------             -----
Total Funding               2      1.52x   65.4%     0.0%                                 120                 3

Farb Investments            2      1.35x   79.9%    69.3%     1,940,000       L/D         117                 3

AAC I                      11      1.72x   63.8%    56.7%         --          L/D          60                24

AAC II                      5      1.85    64.6%    56.6%         --          L/D         114                 5
                           --      -----   -----    -----   -----------  -------------  -------             -----
Total/Weighted Average      3      1.67x   64.8%    54.4%   $ 6,940,000                   116(4)              4
------------------------------------------------------------------------------------------------------------------------

(1) Weighted-average LTV is calculated using third-party appraised values and the principal balance of the mortgage loans as of the Cut-Off, ARD, or Maturity Dates, as applicable.

(2) Original Lock / Def Period Abbreviations: L = Lockout; D = Defeasance; YM = Yield Maintenance

(3) Tower Realty Loan pays interest only for two years. Commencing with and including the December 1, 1999 payment, the loan amortizes on a 28-year schedule.

(4) Weighted-average Original Lock / Def Period includes only those loans for which a lockout restriction applies.

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

MORTGAGE LOAN UNDERWRITING: ADJUSTMENTS TO NET OPERATING INCOME

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       TENANT IMPROVEMENTS
                                                                                                    ------------------------
                                                     Base Rent
                                                      per Room,        Average
                                                      Unit, or          Lease
                                                       Square           Term          Renewal                        Renewal
Loan                                                   Foot(1)         (Years)      Probability     New Tenant       Tenant
----------------------------                        -------------    -----------    -----------     ----------       -------
Copley Place                         Range           $28.00-55.00       10.00          70.0%        $7.00-30.00     $2.00-5.00
                                     Wtd Avg.           34.37           10.00          70.0%           24.57           4.29
Brookfield                           Range           13.50-27.00        10.00          60.0%         7.40-30.00     2.00-10.00
                                     Wtd Avg.           22.77           10.00          60.0%           23.83           7.82
Tower Realty                         Range           21.00-37.00      5.00-10.00     65.0-70.0%     20.00-30.00     8.00-15.00
                                     Wtd Avg.           29.80            7.75          67.7%           25.50           11.85
Mills Corporation                    Range            4.40-50.00        10.00          70.0%            N/A            N/A
                                     Wtd Avg.           15.78           10.00          70.0%            N/A            N/A
Newton Oldacre McDonald              Range            4.50-22.00        10.00          60.0%            7.00           2.00
                                     Wtd Avg.            8.69           10.00          60.0%            7.00           2.00
Four Seasons Biltmore Hotel          Avg.               242.33           N/A            N/A             N/A            N/A

Ritz-Carlton Hotel                   Avg.               149.72           N/A            N/A             N/A            N/A

Four Seasons Hotel, Austin           Avg.               166.05           N/A            N/A             N/A            N/A

Shilo Inns                           Range           43.05-100.34        N/A            N/A             N/A            N/A
                                     Wtd Avg.           78.21            N/A            N/A             N/A            N/A
Farb                                 Range            480-1,460          N/A            N/A             N/A            N/A
                                     Wtd Avg.            614             N/A            N/A             N/A            N/A
AAC I                                Range             450-925           N/A            N/A             N/A            N/A
                                     Wtd Avg.            661             N/A            N/A             N/A            N/A
AAC II                               Range           1,075-1,800         N/A            N/A             N/A            N/A
                                     Wtd Avg.           1,246            N/A            N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                    LEASING COMMISSIONS
                                    -------------------


                                                           Management        Capital
                                     New       Renewal        Fees           Reserves
Loan                                Tenant     Tenant          (2)            (3)
----------------------------        ------     -------      ----------       --------
Copley Place                         5.0%        2.5%           3.00%         $0.15
                                     5.0%        2.5%           3.00%          0.15
Brookfield                           5.0%        2.5%        3.00-4.00%        0.20
                                     5.0%        2.5%           3.35%          0.20
Tower Realty                         5.0%        2.5%        1.50-3.00%        0.15
                                     5.0%        2.5%           2.18%          0.15
Mills Corporation                    N/A         N/A         3.00-4.00%        0.25
                                     N/A         N/A            3.00%          0.25
Newton Oldacre McDonald              5.0%        2.5%           4.00%          0.15
                                     5.0%        2.5%           4.00%          0.12
Four Seasons Biltmore Hotel          N/A         N/A            2.70%          4.00%

Ritz-Carlton Hotel                   N/A         N/A            6.25%          4.00%

Four Seasons Hotel, Austin           N/A         N/A            3.34%          4.00%

Shilo Inns                           N/A         N/A            5.00%          4.00%
                                     N/A         N/A             N/A            N/A
Farb                                 N/A         N/A            5.00%        210/unit
                                     N/A         N/A            5.00%        210/unit
AAC I                                N/A         N/A            4.00%        250/unit
                                     N/A         N/A            4.00%        250/unit
AAC II                               N/A         N/A            4.00%        250/unit
                                     N/A         N/A            4.00%        250/unit
-------------------------------------------------------------------------------------


(1) Represents ADR for the Four Seasons Biltmore Hotel Loan, Four Seasons Hotel Austin Loan, and the Ritz-Carlton Hotel Loan and monthly rent per unit for Farb Investments and American Apartment, Communities I & II.

(2) Represents percentage of Effective Gross Income for Four Seasons Biltmore Hotel Loan, Ritz-Carlton Hotel Loan, and Four Seasons Austin Hotel Loan.

(3) Represents dollars per square foot or unit. For the Four Seasons Biltmore Hotel Loan, Four Seasons Hotel Austin Loan, and the Ritz-Carlton Hotel Loan represents percentage of Gross Income.

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                               Percentage of
                                               Cut-Off Date    Cut-Off Date
                               Number of        Principal        Principal        Appraised     Weighted Average    Weighted Average
      Property Type            Properties        Balance          Balance           Value             LTV                 DSCR
--------------------------    ------------    --------------  ---------------  ---------------  ----------------    ----------------
Office and Retail / Office          4          $263,663,052        31.1%         $563,000,000        54.1%                1.99x

Retail                             21           218,925,438        25.8%          325,005,000        68.7%                1.48x

Hotel                              20           235,732,818        27.8%          341,825,000        69.1%                1.56x

Multi-family                       14           130,161,621        15.3%          183,230,000        71.9%                1.56x
                              ------------    --------------  ---------------  ---------------  ----------------    ----------------
Total/Weighted Average             59          $848,482,929       100.0%       $1,413,060,000        64.8%                1.67x
------------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTION BY CUT-OFF DATE BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                               Percentage of
                                               Cut-Off Date    Cut-Off Date
                               Number of        Principal        Principal        Appraised     Weighted Average    Weighted Average
           State               Properties        Balance          Balance           Value             LTV                 DSCR
--------------------------    ------------    --------------  ---------------  ---------------  ----------------    ----------------
            CA                     16          $134,227,627        15.8%       $  201,905,000        66.8%                1.66x
            PA                      2           129,493,575        15.3%          214,000,000        60.5%                1.65x
            TX                      3           109,931,452        13.0%          141,300,000        77.9%                1.44x
            MA                      1            96,908,666        11.4%          315,000,000        30.8%                2.69x
            NY                      1            67,000,000         7.9%           95,000,000        70.5%                1.86x
            FL                      5            62,521,907         7.4%           83,035,000        75.5%                1.26x
            MN                      1            59,754,386         7.0%           98,000,000        61.0%                1.50x
            OR                      7            52,142,455         6.1%           77,750,000        67.1%                1.50x
            MO                      1            41,850,000         4.9%           60,000,000        69.8%                1.61x
            AL                      7            32,152,460         3.8%           39,120,000        82.2%                1.25x
            MS                      3            13,635,978         1.6%           17,560,000        77.7%                1.23x
            ID                      3            12,539,089         1.5%           19,350,000        64.8%                1.41x
            TN                      3            10,798,633         1.3%           13,990,000        77.2%                1.22x
            LA                      1             9,144,690         1.1%           10,900,000        83.9%                1.21x
            WA                      2             7,087,156         0.8%           12,650,000        56.0%                1.86x
            AZ                      1             5,709,026         0.7%            8,600,000        66.4%                1.48x
            WY                      1             2,407,635         0.3%            3,500,000        68.8%                1.69x
            KY                      1             1,178,196         0.1%            1,400,000        84.2%                1.21x
                              ------------    --------------  ---------------  ---------------  ----------------    ----------------
Total / Weighted Average           59          $848,482,929       100.0%       $1,413,060,000        64.8%                1.67x
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

PROPERTY AND LOAN SUMMARIES

Copley Place. Copley Place is a 3.7-million-square-foot, mixed-use development opened in 1983 comprised of a 368,921 square-foot regional shopping center, 845,323 square feet in office space in four interconnected towers, and two garages with a total of 1,525 parking spaces. Also part of Copley Place, but not subject to the lien created by the mortgage, are a 1,200-room Marriott Hotel, an 812-room Westin Hotel, and 104 cooperative residences. [S-79]

The Loan has a principal balance as of the Cut-Off Date of approximately $96,908,666 and is evidenced by a Class A Promissory Note in the original principal amount of $97,500,000. The Loan is secured by a first-priority mortgage lien encumbering Copley Place; the mortgage also secures a Class B Promissory Note in the original and current principal amount of $97,500,000. The Copley Class B Note was retained by MetLife and will not be an asset of the Trust Fund. [S-79]

Brookfield Properties. The Brookfield Property consists of Dain Bosworth Plaza and Gaviidae Common Phase II, a mixed-use office and retail development located in the downtown core, or the financial district, of Minneapolis, MN. The property consists of a 40-story, 592,953-square-foot Class A office tower, a 119,271-square-foot department store occupied by Neiman Marcus, and a 69,593-square foot, four-level vertical retail mall. Three subterranean levels provide off-street parking with 220 underground parking stalls. [S-91]

The Loan was originated by Midland Loan Services, L.P., a Missouri limited partnership and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc., on May 13, 1997. The Loan had an original principal amount of $60,000,000 and has a principal balance as of the Cut-Off Date of $59,754,386. [S-91]

Tower Realty. The Tower Realty Loan is secured by two (2) properties, Tower 45 and One Orlando Center. Tower 45 is a 40-story, Class A office building constructed in 1989 on a 15,565-square-foot site located in midtown Manhattan. Tower 45 contains approximately 455,033 rentable square feet (443,086 square feet of net rentable square feet), including 425,871 square feet of office space on floors 2 through 40, 4,583 square feet of retail space, and an on-site 47-space parking garage. The two largest tenants, D.E. Shaw & Co., L.P., and Equitable Life Assurance Society of the United States, occupy 63,871 square feet (14.5% of GLA), and 44,081square feet (10% of GLA), respectively. One Orlando Center is a 19-story Class A office building constructed in 1987, with a detached multi-level parking garage. One Orlando Center contains approximately 355,164 rentable square feet, of which First Union Bank and United Healthcare, the two (2) largest tenants, occupy 69,363 square feet (19.5% of GLA) and 39,245 square feet (11.1% of GLA), respectively. [S-110]

The Loan was originated in the amount of $54,000,000 by Midland Loan Services, L.P. on October 16, 1997 and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc. On November 26, 1997, the principal amount of the original Loan was increased by $53,000,000, and the original Loan was consolidated, amended, and restated to from a single lien on the Tower Realty Properties with a principal balance on such date of $107,000,000. The Loan has a principal balance as of the Cut-Off Date of approximately $107,000,000. [S-110]

Franklin Mills. Franklin Mills Outlet Mall is a 1.7-million-square-foot, super-regional outlet shopping mall that opened in 1989 and was renovated in 1997; the space is configured as seven single-story connected legs joined in a zigzag pattern, with each leg representing different merchandise price points. Anchors are located on each end of the legs. Parking is available on-site for approximately 7,100 cars. Liberty Plaza, located across the street from Franklin Mills, is also part of the collateral package. Liberty Plaza contains 304,463 rentable square feet and parking for 1,700 cars. [S-130]

The Loan was originated by Midland Loan Services, L.P. and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc., on May 5, 1997. The Loan had a balance at origination of $110,000,000. On August 8, 1997, at the election of the borrower under the loan, the principal amount of the mortgage note was increased by $20,000,000. Subject to the terms of the Franklin Mills Note, the Franklin Mills Borrower may request an additional increase in principal up to an aggregate principal indebtedness of $165,000,000. Any Additional Amount that may be funded pursuant to the terms of the Franklin Mills will not be deposited in the Trust Fund. The Trust Fund will not be obligated to advance any such Additional Amounts. The Franklin Mills Loan has a principal balance as of the Cut-Off Date of approximately $129,493,575. [S-130]

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

PROPERTY AND LOAN SUMMARIES (con't)

Newton Oldacre McDonald. The Properties securing the Newton Oldacre McDonald Loan are comprised of Newton Oldacre McDonald's fee interests in 19 community and neighborhood retail shopping centers located in Alabama, Tennessee, Florida, Mississippi, Kentucky and Louisiana. The Properties range in size from approximately 7,488 square feet to 191,787 square feet,with an average size of 66,923 square feet. The NOM Properties range in age from less than one year to approximately 22 years. Four of the NOM Properties, or 10.6% of GLA, have opened within the twelve months prior to November 1, 1997, and 13 of the properties, or 67.8% of GLA, have either opened or undergone renovation within the past five years. [S-147]

The Newton Oldacre McDonald Loan was made to the Borrower in two advances. The first advance of the Newton Oldacre McDonald Loan, in the original principal amount of $76,702,000 was originated by Midland Loan Services, L.P. ("Midland") on October 14, 1997 and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc. Subsequently, the Newton Oldacre McDonald Loan was acquired by Midland in connection with the origination of the second advance (the "Second Advance") of $12,800,000 on November 26, 1997 and reacquired simultaneously therewith by MLMC. The Newton Oldacre McDonald Loan has a principal balance as of the Cut-Off Date of approximately $89,431,863, and is evidenced by a consolidated, amended, and restated mortgage note. [S-147]

Four Seasons Biltmore. The Four Seasons Biltmore Hotel is a 217-room luxury hotel located on approximately 18 acres of oceanfront property near Santa Barbara, California. It has been rated "Four A, Four Diamond" by the American Automobile Association and has also received Mobil Travel Guide's prestigious 4 Star Award. The hotel features 15,000 square feet of meeting and banquet spaces, four restaurants, a fully staffed health club and spa, three tennis courts, and a private beach club called the Coral Casino Beach Club (non-gaming related) which offers an Olympic-sized swimming pool. There are also over 300 parking spaces and a gift shop located on the premises. The Four Seasons Biltmore Hotel was originally built in 1927, had subsequent improvements in 1937 and 1983, and was renovated between 1988-1990. Noted landscape architect Ralph Stevens designed the grounds, which feature hundreds of species of rare and exotic plants. There are also 13 guest cottages, as well as a recreation area for croquet, shuffleboard, and a putting green. [S-169]

The Loan was originated by Midland Loan Services, L.P. on November 24, 1997 and acquired simultaneously therewith by Merrill Lynch Mortgage Capital Inc. The Loan had a principal balance at origination of $63,000,000. [S-169]

Ritz-Carlton. The Ritz-Carlton Hotel, St. Louis, Missouri is a multi-story, 301-room luxury hotel situated on approximately three acres in Clayton, Missouri. It has been rated "Four A, Four Diamond" by the American Automobile Association and has also received Mobil Travel Guide's 4 Star Award. The hotel features 29,000 square feet of meeting and banquet spaces, two restaurants, a fully staffed health club, a cigar club, an indoor swimming pool and a sauna. The Ritz-Carlton Hotel, St. Louis was built in 1990. For the twelve month period ended September 30, 1997, the average occupancy rate for the Ritz-Carlton Hotel, St. Louis was approximately 76.4% and the average daily room rate (the "ADR") was approximately $150.17. As of October 20, 1997, the appraised value of the Ritz-Carlton Hotel, St. Louis was approximately $60,000,000. [S-181]

The Loan was originated by Midland Loan Services, L.P. on November 24, 1997 and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc. The Ritz Loan had a principal balance at origination of $41,850,000. [S-181]

Four Seasons, Austin. The Four Seasons Hotel, Austin is a multi-story, 292-room luxury hotel comprised of approximately three acres of land in Austin, Texas. It has been rated "Triple A, Four Diamond" by the American Automobile Association and has also received Mobil Travel Guide's prestigious 4 Star Award. It features 18,021 square feet of meeting and banquet spaces, one restaurant, one cafe, a fully staffed health club, a heated outdoor pool and a sauna. The Four Seasons Hotel, Austin was built in 1986, and has undergone renovations in 1996 and 1997. The individual rooms are each independently heated and cooled by a thermostat controlled, three speed air handler. [S-193]

The Loan was originated by Midland Loan Services, L.P. on November 24, 1997 and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc. The Loan had a principal balance at origination of $45,150,000. [S-193]

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------
PROPERTY AND LOAN SUMMARIES (con't)

Shilo Inns. The Shilo Inns Hotel Portfolio securing the Shilo Inns Loan is comprised of 17 hotels located in Idaho, Wyoming, Oregon, California, Washington, and Arizona. The Shilo Inns Hotels range in size from 48 rooms to 245 rooms, totaling 2,000 rooms. As of October 31, 1997 the weighted average occupancy for the Shilo Inns Hotel Portfolio was 58%, the weighted average daily rate was $71.31 and the weighted average revenue per available room was $41.45. [S-206]

The Shilo Inn Loans comprise 17 loans, in the aggregate original principal amount of $86,622,000. Sixteen of the Shilo Inn Loans were originated by KeyCorp Real Estate Capital Markets, Inc., on March 18, 1997 and acquired by Merrill Lynch Mortgage Capital, Inc., on September 26, 1997, and thereafter modified on September 29, 1997. One of the Shilo Inn Loans was originated on October 28, 1997 by Merrill Lynch Credit Corp. [S-205]

Farb. The Farb Apartments Properties securing the Farb Loan consists of 2 multi-family properties, Nob Hill Apartments and West Point Apartments, containing a total of 2,606 units. Both properties are located in the Houston, TX, metropolitan area. As of October 31, 1997 the weighted average occupancy for the Farb Apartments Properties was 97.2%. [S-225]

The Farb Loans were made to the respective Farb Borrowers, Farb Investment Nob Hill, Ltd., and Farb Investments West Point, Ltd., in the original principal amounts, respectively, of $36,240,000 and $28,640,000, were originated by L.J. Melody and Company on September 19, 1997 and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc. The Farb Loans have a principal balance as of the Cut-Off Date, respectively, of approximately $36,184,954 and approximately $28,596,498. [S-225]

American Apartment Communities I. The American Apartment Communities I portfolio consists of 10 multi-family properties, containing 1,598 total units, located in Monterey County, California. The properties were built between 1963 and 1986. As of October 1997, the weighted-average occupancy of the American Apartment Communities I portfolio was approximately 96.4%. [S-245]

The Loan was originated by Midland Loan Services, L.P. on December 31, 1996, and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc. The Loan had a principal balance at origination of $45,000,000 and has a principal balance as of the Cut-Off Date of approximately $44,440,152. [S-242]

American Apartment Communities II. The American Apartment Communities II portfolio is comprised of two (2) multi-family complexes located in Northern California, Birch Creek Apartments and Marina Playa Apartments. Birch Creek Apartments, located in Mountain View, CA, is a 184-unit residential complex consisting of 20 two-story buildings. The property, constructed in 1968, is situated on a 6.4-acre site and contains 162,000 Net Rentable Square Feet. The property contains 200 carport-style parking spaces and 187 uncovered parking spaces. Marina Playa Apartments, loacted in Santa Clara, CA, is a 272-unit residential complex consisting of 14 two-story buildings. The property, constructed in 1971, is situated on a 10.0-acre site and contains 230,084 Net Rentable Square Feet. The property contains 227 carport-style parking spaces and 211 uncovered parking spaces. [S-267]

The Loan was originated by Midland Loan Services, L.P. on July 2, 1997 and acquired simultaneously therewith by Merrill Lynch Mortgage Capital, Inc. The Loan had a principal balance at origination of $21,000,000.00 and has a principal balance as of the Cut-Off Date of approximately $20,940,017. [S-267]

--------------------------------------------------------------------------------
                  Investors should read the Underwriters' Statement which accompanies this Collateral Term Sheet. If the Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

                  Prospective investors are advised to carefully read, and
                  should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                  Securities referred to in such Underwriters' Statement (the
[LOGO]            "Offered Securities") in making their investment decision.
  Merrill Lynch   This Collateral Term Sheet does not include all relevant
 (212) 449-3860   information relating to the collateral described herein,
                  particularly with respect to the risks and special
                  considerations associated therewith. All collateral
                  information contained herein is preliminary and such
                  information may change. Although the information contained in this Collateral Term Sheet is based on sources which the
                  Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as
                  projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a
                  prospective investor should receive and fully review the Final
                  Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
                  SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. This
                  Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral
                  contained in the Prospectus Supplement.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Copley Place
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   December 1, 1997
                                 --------                   ----------------
     Class A Note:              $97,500,000                    $96,908,666
     Total:                     $195,000,000                   $194,408,666

Origination Date:               July 30, 1997


Anticipated Repayment
Date ("ARD"):                   N/A

Maturity Date:
     Class A Note:              The Class A Note will receive principal payments
                                and will amortize based upon the full principal balance of $195,000,000.


     Total:                     August 1, 2007

Interest Rate:
     Class A Note:              6.75%
     Total:                     7.44%

Amortization:                   30 years

Event of Default:               The Class B Note is subordinate to the Class A
                                Note with respect to the monies collected on the underlying Loan. In the event that an Event of Default has occurred and is continuing for a period of two (2) months, and if the Servicer, the Class A Note Holder, and the Class B Note
                                Holder are unable to reach agreement with respect to an appropriate course of action, the Class B Note Holder may elect to (i) require the Servicer to commence forclosure, or (ii) purchase the Class A Note Holder's Interest. If, after five months, the Class B Note Holder has taken no action on a loan which is in default, the Servicer must commence foreclosure proceedings.

Prepayment Terms/
Defeasance/
Release Provisions:             Prepayment of the Mortgage Loan is permitted in
                                whole, but not in part, provided that (i) all amounts due on or before the Prepayment Date have been paid in full, (ii) a written notice of prepayment has been delivered to the Class A
                                Note Holder and Class B Note Holder, (iii) the
                                DSC: Holder of each Note has received no less than five business days' notice of the actual date of prepayment, and (iv) the Note Prepayment
                                Fee or yield maintenance plus 50 basis points has been provided by the Borrower.

Servicer:                       Metropolitan Life Insurance Company will be the
                                Servicer for both the Class A Note and the Class
                                B Note. Pursuant to the Copley Place Servicing
                                Agreement, the Servicer has no authority to
                                modify the terms of the Copley Place loan
                                without the prior written consent of the Class A
                                Note Holder and Class B Note Holder.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Mixed-use Retail / Office


Weighted-Average
Occupancy:                      Retail                      98.9%
                                Office                      96.2%
                                ---------------------------------
                                Total                       97.1%

Year Built:                     1984

The Collateral:                 Copley Place

Retail/Office Mix:              Retail           368,921 square feet
                                Office           845,323 square feet
                                ------------------------------------
                                Total          1,214,244 square feet

Property
Management:                     Overseas Management, Inc.

1996 Net
Operating Income:               $25,370,123

Underwritten
Cashflow:                       $21,882,091

Appraised Value:                $315,000,000

Appraised By:                   Landauer Real Estate Counselors

Appraisal Date:                 June 30, 1997

LTV as of 12/1/97:
     Class A Note:              30.8%
     Class A and B
         Notes:                 61.7%

Annual Debt Service:
     Class A Note:1             $8,132,794
     Class A and B
         Notes:                 $16,265,588


DSC:
     Class A Note:              2.69x
     Class A and B
         Notes:                 1.35x

Loan/Sq. Ft.
as of 12/1/97:
     Class A Note:              $79.93
     Class A and B
         Notes:                 $160.11

----------
(1) Represents 50% of amount due under Class A and Class B Notes.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Dain Bosworth Plaza / Gaviidae Common Phase I & II
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:              Original                    December 1, 1997
                                --------                    ----------------
                                $60,000,000                 $59,754,386

Origination Date:               May 13, 1997


Anticipated Repayment
Date ("ARD"):                   June 1, 2007

Maturity Date:                  June 1, 2027

Interest Rate:                  8.00%

Amortization:                   30 years

Hyperamortization:              Subsequent to June 1, 2007, the interest rate
                                will increase to the greater of 13.00% or 500 basis points plus the interpolated UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised Interest Rate").
                                Additionally, all excess cash flow will be captured under the terms of the Cash Collateral
                                Agreement and applied to the outstanding principal balance of the Note. Interest due under the Revised Interest Rate above that which is due under the Initial Interest Rate will be payable subsequent to the payment of principal.
                                Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             Prepayment is not permitted until 180 days prior
                                to the ARD of June 1, 2007 beyond which the prepayment in full without penalty is permitted.
                                Defeasance will be permitted the earlier of four years from the date of Closing and two years from the date on which the Mortgage Loan was deposited into a REMIC.

The Borrowers:                  The borrowing entity, Brookfield DB Inc., as
                                well as the general partner of the Borrower is organized as a special-purpose, bankruptcy-remote entity.


Master Lease:                   As additional collateral for the Mortgage Loan,
                                Brookfield Arc Inc. has entered into a Master
                                Lease of approximately 20,000 square feet of retail space in Gaviidae Common Phase II. The
                                Master Lease is guaranteed by the Edper Group
                                Limited and will remain in effect until the earlier of (i) May 1, 2007 or (ii) such time as Dain Bosworth Plaza and Gaviidae Common Phases I and II achieve a Debt Service Coverage Ratio of
                                1.50x with respect to the prior six months.

Pledge of Gaviidae
Common Phase I:                 First lien interest in Gaviidae Common Phase I
                                has been pledged as additional collateral for the Mortgage Loan until such time that Dain
                                Bosworth Plaza and Gaviidae Common Phase II achieve a Debt Service Coverage Ratio of 1.50x with respect to the prior six months.

Capital and TI Reserve:         Commencing one year prior to the expiration of
                                any Material Lease, the Borrower shall escrow
                                monthly 1/12 the product of (i) $35/Sq. Ft. for
                                any Material Lease which is an office lease or
                                $15/Sq. Ft. for any Large Lease which is a
                                retail lease and (ii) the square footage of the
                                applicable lease. A Material Lease is defined as
                                a lease in excess of 20,000 square feet for
                                space within Dain Bosworth Plaza and 10,000
                                square feet for space within Gaviidae Common
                                Phase II. The reserve is effective only after
                                the release of the Gaviidae I Pledge and until a
                                fully executed lease is delivered for the
                                applicable space.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Mixed-use Retail / Office


Occupancy:                      Dain Bosworth/Gaviidae Phase II            95.3%
                                Gaviidae Phase I                           97.2%
                                ------------------------------------------------
                                Weighted Average Total                     95.6%

Year Built:                     Dain Bosworth Plaza/ Gaviidae Phase II:     1991
                                Gaviidae Phase I:                           1989

The Collateral:                 Dain Bosworth Plaza and Gaviidae Common Phase II

                                Gaviidae Common Phase I will provide additional collateral until release requirements are satisfied as described above.

Retail/Office Mix:              Dain Bosworth Plaza/ Gaviidae Phase II:
                                      Retail:        188,864 sq. ft.
                                      Office:        592,953 sq. ft.

                                Gaviidae Phase I:
                                      Retail:        136,142 sq. ft.

Property
Management:                     Brookfield Management Services, LLC

1996 Net Operating
Income:                         Dain Bosworth/Gaviidae Phase II       $4,628,483
                                Gaviidae Phase I                        $693,564
                                ------------------------------------------------
                                Total                                 $5,322,047

Underwritten
Cashflow:                       Dain Bosworth/Gaviidae Phase II       $6,908.912
                                Gaviidae Phase I                      $1,012,636
                                ------------------------------------------------
                                Total                                 $7,921,547

Appraised Value:                Dain Bosworth/Gaviidae Phase II      $86,000,000
                                Gaviidae Phase I                     $12,000,000
                                ------------------------------------------------
                                Total                                $98,000,000

Appraised By:                   Lunz Massopust Reid Decaster & Lammers Inc.

Appraisal Date:                 March 1, 1997

LTV as of 12/1/97:              60.9%

Annual Debt Service:            $5,283,105

DSC:                            1.50x

Loan/Sq. Ft.
as of 12/1/97:                  $65.09 / sq. ft.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Tower Realty Trust
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:                Original                   December 1, 1997
                                  --------                   ----------------
                                $107,000,000                   $107,000,000

Origination Date:               November 26, 1997

Anticipated Repayment
Date ("ARD"):                   November 1, 2004

Maturity Date:                  November 1, 2027

Blended Interest Rate:          6.8174%

Amortization:                   2 years Interest Only, then 28 year amortization
                                schedule.

Hyperamortization:              Subsequent to November 1, 2004, the interest
                                rate will increase to the greater of 8.8174% or 200 basis points plus the interpolated 15-year
                                UST rate. Additionally, all excess cash flow will be captured under the terms of the Cash
                                Collateral Agreement and applied to the
                                outstanding principal balance of the Note.
                                Interest due under the Revised Interest Rate, which is in excess of that which is due under the Initial Interest Rate, will be payable subsequent to the payment of principal. Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             Prepayment is locked out through October 31,
                                2004. Subsequent to and including November 1,
                                2004, the Note is prepayable without penalty.

                                Subsequent to the earlier of October 16, 2000 or the second anniversary of the date of securitization of this loan, defeasance will be permitted upon the delivery of appropriate Defeasance Collateral. Partial defeasance is permitted upon delivery of 125% of the Allocated Loan Amount.

The Borrower:                   The borrowing entity, Magnolia Associates, Ltd.,
                                as well as its general partner, is organized as a special-purpose, bankruptcy-remote entity.

Tenant Improvements &
Leasing Commission
Reserves:
     Tower 45:                  Ongoing reserves equal to 1/12 the product of
                                $2.00 and the total square footage. One year prior to expiration of a material lease, an additional monthly reserve equal to 1/12 the product of $35, adjusted on an annual basis for CPI, and the square footage of space leased to tenants with material leases. Material leases are those leases comprising at least 25,000 square feet.

     One Orlando Center:        Ongoing reserves equal to 1/12 the product of
                                $1.50 and the total square footage. One year prior to expiration of a material lease, an additional monthly reserve equal to 1/12 the product of $25, adjusted on an annual basis for CPI, and the square footage of space leased to tenants with material leases. Material leases are those leases comprising at least 20,000 square feet.

Cross-Collateralization/
Default:                        Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Office

Location:                       Tower 45
                                120 West 45th Street
                                New York, New York

                                One Orlando Center
                                800 North Magnolia Avenue
                                Orlando, Florida

Occupancy:                      Tower 45:                               99.2%
                                One Orlando Center:                    100.0%
                                ---------------------------------------------
                                Weighted Average:                       99.5%

Rentable
Square Feet:                    Tower 45:                             455,033
                                One Orlando Center:                   355,164
                                ---------------------------------------------
                                Total:                                810,197

Year Built:                     Tower 45:                                1989
                                One Orlando Center:                      1987

The Collateral:                 Tower 45
                                One Orlando Center

Property
Management:                     Tower Realty Operating Partnership, L.P.

1996 Net Operating
Income:                         Tower 45:                         $11,909,991
                                One Orlando Center:                $5,391,638
                                ---------------------------------------------
                                Total:                            $17,301,629

Underwritten
Cashflow:                       Tower 45:                          $9,994,189
                                One Orlando Center:                $4,054,729
                                ---------------------------------------------
                                Total:                            $14,048,919


Appraised Value:                Tower 45:                         $95,000,000
                                One Orlando Center:               $55,000,000
                                ---------------------------------------------
                                Total:                           $150,000,000

Appraised By:                   Cushman & Wakefield

Appraisal Date:                 Tower 45:                  September 26, 1997
                                One Orlando Center:        September 23, 1997

LTV as of 12/1/97:              71.3%

Annual Debt Service:            $8,572,328

DSC:                            1.64x

Loan/Sq. Ft.
as of 12/1/97:                  $132.07
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Franklin Mills / Liberty Plaza
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:                Original                 December 1, 1997
                                  --------                 ----------------
                                $130,000,000                 $129,493,575

Additional Amount:              The borrower may request an additional increase
                                in the Principal Amount to an amount (the
                                "Additional Amount") by giving an additional
                                Increase Notice not less than thirty (30) days prior to the first anniversary of the Closing
                                Date. This increase will be funded pari passu by Merrill Lynch, separate from this transaction.
                                The Additional Amount will not cause the DSCR to fall below 1.50x nor cause the LTV to increase above 65%, and it will be limited to $35 million. The Trust Fund will not be obligated to advance the Additional Amount and the Additional
                                Amount will not be on asset of the Trust Fund.

Franklin Mills
 Allocated Loan Amount:         $120,000,000

Liberty Plaza
Allocated Loan Amount:          $10,000,000

Origination Date:               $110,000,000 - May 5, 1997
                                $ 20,000,000 - August 8, 1997

Anticipated Repayment
Date ("ARD"):                   June 1, 2007

Maturity Date:                  June 1, 2027

Blended Interest Rate:          7.814%

Amortization:                   30 years

Hyperamortization:              Subsequent to June 1, 2007, the interest rate
                                will increase to the greater of 12.81% or 500 basis points plus the interpolated 15-year UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised
                                Interest Rate"). Additionally, all excess cash flow will be captured under the terms of the Cash Collateral Agreement and applied to the outstanding principal balance of the Note.
                                Interest due under the Revised Interest Rate above that which is due under the Initial
                                Interest Rate will be payable subsequent to the payment of principal. Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             Prepayment is locked out through November 5,
                                2006. Subsequent to and including November 6,
                                2006, the Note is prepayable without penalty.

                                Defeasance is permitted upon the second
                                anniversary of securitization of the Note.
                                Partial defeasance is permitted upon delivery of 125% of the Allocated Loan Amount.

                                Cash flow from both properties is available for debt service, but Liberty Plaza may be released from the lien upon a 1.5x DSCR and posting of defeasance collateral among other things. Additionally, the Borrower may sell pads under a ground lease subject to Rating Agency approval.

The Borrowers:                  The borrowing entities, Franklin Mills
                                Associates L.P. and Liberty Plaza L.P., as well as their general partners, are organized as special-purpose, bank-ruptcy-remote entities.

Capital Replacement
Reserve: A monthly reserve equal to 1/12 of the product of $0.25 and the square footage of space leased to tenants.

Cross-Collateralization/
Default:                        Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Retail

Location:                       Franklin Mills
                                Liberty Plaza Shopping Center
                                Philadelphia, PA


The Collateral:                 A super regional outlet mall and power shopping
                                center with an aggregate gross leaseable area of 1,965,742 square feet.

                                Anchors include: Spiegel, JC Penney, Burlington Coat Factory, Marshalls, General Cinema, Sam's Wholesale Club and Phar-Mor.

Weighted Average
Occupancy:                      88.5%

Total Square Feet:              1,965,742

Year Built:                     1989

Property
Management:                     Management Associates L.P.

1996 Net
Operating Income:               $18,314,963

Underwritten
Cashflow:                       $18,545,245

Aggregate Appraised
Value:                          $214,000,000

Appraised By:                   Cushman & Wakefield

Appraisal Date:                 April 16, 1997

LTV as of 12/1/97:              60.6%

Annual Debt Service:            $11,245,596

DSC:                            1.65x

Loan/Sq. Ft.
as of 12/1/97:                  $65.88
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Newton Oldacre McDonald
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   December 1, 1997
                                 --------                   ----------------
                                $89,502,000                    $89,431,863

Non-Property Related
Mezzanine Debt:                 $ 5,000,000

Origination Date:               October 14, 1997; November 28,1997

Anticipated Repayment
Date ("ARD"):                   November 1, 2012

Maturity Date:                  November 1, 2027

Interest Rate:                  7.526% (Blended)

Amortization:                   30 years

Hyperamortization:              Subsequent to November 1, 2012, the interest
                                rate will increase to the greater of 200 basis points above the applicable NOM Initial Interest
                                Rate or 200 basis points plus the interpolated
                                UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised
                                Interest Rate") for each of the respective mortgage loans. Additionally, all excess cash flow will be captured under the terms of the Cash Collateral Agreement and applied to the outstanding principal balance of the Note.
                                Interest due under the Revised Interest Rate above that which is due under the Initial
                                Interest Rate will be payable subsequent to the payment of principal. Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             Prepayment is not permitted until November 1,
                                2012 beyond which prepayment in full without penalty is permitted. Subsequent to the third anniversary of the date of securitization of this loan, defeasance will be permitted upon the delivery of appropriate Defeasance Collateral.
                                Release is permitted with payment of 125% of allocated Loan Amount or posting of defeasance collateral.

Expansion Provisions:           Borrower has a right to expand provided that all
                                obligations and liabilities of the expansion are borne by investment-grade tenants.

The Borrowers:                  Each of the fifteen (15) separate borrowing
                                entities, as well as the general partner of each Borrower, is organized as a special-purpose, bankruptcy-remote entity.

Capital Replacement
Reserve: Through the month of the fifth anniversary of the closing of the Mortgage Loan, a monthly reserve equal to 1/12 of the product of $0.05 and the square footage of space leased to tenants not identified as Anchor Tenants. Subsequent to the fifth anniversary, 1/12 of the product of $0.10 and the square footage of space leased to tenants not identified as Anchor Tenants.

Tenant Improvement and
Leasing Commission
Reserve: If the occupancy rate of any Property shall fall below 92.5% at any point during the term of the loan, a monthly reserve equal to 1/12 of the product of $.50 and the rentable square footage of any property in which occupancy falls below 92.5%.

Cross-Collateralization/
Default:                        Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Retail

                   Property Location by Allocated Loan Amount

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE GRAPH IN THE PRINTED MATERIAL.]

                                State            Amount
                                -----            ------
                                  AL              36.0%
                                  FL              25.2%
                                  KY               1.3%
                                  LA              10.2%
                                  MS              15.2%
                                  TN              12.1%

Weighted Average
Occupancy:                      96.9%

Total Square Feet:              1,338,462

Year Built:                     Various

The Collateral:                 19 community shopping centers, encompassing
                                total GLA of 1,338,462 SF.

                                Anchors include: Winn-Dixie, Wal-Mart, Revco, Delchamps, Big B Drugs (CVS), Harco (Rite Aid), TJX and Eckerd

Property
Management:                     Newton Oldacre McDonald, L.L.C.

Underwritten
Cashflow:                       $9,426,049

Appraised Value:                $111,005,000

Appraised By:                   H.J. Porter Associates
                                Huber & Lamb Appraisal Group, Inc.

Appraisal Date:                 August 4, 1997 - November 20, 1997

LTV as of 12/1/97:              80.6%

Annual Debt  Service:           $7,609,166

DSC:                            1.24x

Loan /Sq. Ft.
as of 12/1/97:                  $66.82/Sq. Ft.
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Four Seasons Biltmore Hotel, Santa Barbara, CA
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   December 1, 1997
                                 --------                   ----------------
                                $63,000,000                    $63,000,000

Origination Date:               November 24, 1997

Anticipated Repayment
Date ("ARD"):                   December 1, 2007

Maturity Date:                  December 1, 2022

Interest Rate:                  7.138%

Amortization:                   25 years

Hyperamortization:              Subsequent to December 1, 2007, the interest
                                rate will increase to the greater of 9.138% or 200 basis points plus the interpolated UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised Interest
                                Rate"). Additionally, all excess cash flow will be captured under the terms of the Cash
                                Collateral Agreement and applied to the
                                outstanding principal balance of the Note.
                                Interest due under the Revised Interest Rate above that which is due under the Initial
                                Interest Rate will be payable subsequent to the payment of principal. Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             The loan is not prepayable prior to the date
                                three months prior to the ARD. Subsequent to this date, prepayment in full, but not in part, is permitted without penalty. Subsequent to the third anniversary of the Origination Date or the second anniversary of securitization of the loan, defeasance will be permitted upon the delivery of appropriate defeasance collateral.

The Borrower:                   The borrowing entity, Channel Drive, LLC, as
                                well as its general partner, is organized as a special-purpose, bankruptcy-remote entity.

Lien Position:                  First mortgage lien on the Four Seasons Biltmore
                                Hotel in Santa Barbara, CA.

Cross-Collateralization/
Default:                        No
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Hotel

                                1995         1996        TTM
                                ----         ----        ---
Occupancy:                      73.9%        78.7%       80.3%

ADR:                            $205.34      $220.79     $242.33

RevPAR:                         $151.75      $173.76     $195.32

Rooms:                          217

Year Built:                     1927, 1937, 1983
                                Renovated in 1988 - 90

The Collateral:                 The Four Seasons Biltmore Hotel, a full-service
                                hotel in Santa Barbara, CA.

Property
Management:                     Four Seasons Hotels Limited

1996 Net
Operating Income:               $6,603,428

Underwritten
Cashflow:                       $8,616,344

Appraised Value:                $90,500,000

Appraised By:                   PKF Consulting

Appraisal Date:                 October 1, 1997

LTV as of 12/1/97:              69.6%

Annual Debt Service:            $5,460,269

DSC:                            1.58x

Loan/Room
as of 12/1/97:                  $290,323
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Ritz-Carlton Hotel, St. Louis, MO
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   November 1, 1997
                                 --------                   ----------------
                                $41,850,000                    $41,850,000

Origination Date:               November 24, 1997

Anticipated Repayment
Date ("ARD"):                   December 1, 2007

Maturity Date:                  December 1, 2022

Interest Rate:                  7.188%

Amortization:                   25 years

Hyperamortization:              Subsequent to December 1, 2007, the interest
                                rate will increase to the greater of 9.188% or 200 basis points plus the interpolated UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised Interest
                                Rate"). Additionally, all excess cash flow will be captured under the terms of the Cash
                                Collateral Agreement and applied to the
                                outstanding principal balance of the Note.
                                Interest due under the Revised Interest Rate above that which is due under the Initial
                                Interest Rate will be payable subsequent to the payment of principal. Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             The loan is not prepayable prior to the date
                                three months prior to the ARD. Subsequent to this date, prepayment in full, but not in part, is permitted without penalty. Subsequent to the third anniversary of the Origination Date or the second anniversary of securitization of the loan, defeasance will be permitted upon the delivery of appropriate defeasance collateral.

The Borrower:                   The borrowing entity, HEF 1 - STL No.1, LLC, as
                                well as its general partner, is organized as a special-purpose, bankruptcy-remote entity.

Lien Position:                  First mortgage lien on the Ritz-Carlton - St.
                                Louis Hotel in Clayton, MO.

Cross-Collateralization/
Default:                        No
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Hotel

                                1995         1996        TTM
                                ----         ----        ---
Occupancy:                      74.3%        74.0%       75.6%

ADR:                            $136.49      $145.13     $149.72

RevPAR:                         $101.41      $107.40     $113.19

Rooms:                          301

Year Built:                     1990

The Collateral:                 The Ritz-Carlton - St. Louis Hotel, a
                                full-service hotel in Clayton, MO.

Property
Management:                     The Ritz-Carlton Hotel Company, L.L.C.

1996 Net
Operating Income:               $5,054,393

Underwritten
Cashflow:                       $5,879,133

Appraised Value:                $60,000,000

Appraised By:                   PKF Consulting

Appraisal Date:                 October 1, 1997

LTV as of 12/1/97:              69.8%

Annual Debt Service:            $3,643,604

DSC:                            1.61x

Loan/Room
as of 12/1/97:                  $139,037
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Four Seasons Hotel, Austin, TX
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   December 1, 1997
                                 --------                   ----------------
                                $45,150,000                    $45,150,000

Origination Date:               November 24, 1997

Anticipated Repayment
Date ("ARD"):                   December 1, 2007

Maturity Date:                  December 1, 2022

Interest Rate:                  7.188%

Amortization:                   25 years

Hyperamortization:              Subsequent to December 1, 2007, the interest
                                rate will increase to the greater of 9.188% or 200 basis points plus the interpolated UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised Interest
                                Rate"). Additionally, all excess cash flow will be captured under the terms of the Cash
                                Collateral Agreement and applied to the
                                outstanding principal balance of the Note.
                                Interest due under the Revised Interest Rate above that which is due under the Initial
                                Interest Rate will be payable subsequent to the payment of principal. Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             The loan is not prepayable prior to the date
                                three months prior to the ARD. Subsequent to this date, prepayment in full, but not in part, is permitted without penalty. Subsequent to the third anniversary of the Origination Date or the second anniversary of securitization of the loan, defeasance will be permitted upon the delivery of appropriate defeasance collateral.

The Borrower:                   The borrowing entity, HEF 1 - AUS No.2, LLC, as
                                well as its general partner, is organized as a special-purpose, bankruptcy-remote entity.

Lien Position:                  First mortgage lien on the Four Seasons Hotel in
                                Austin, TX.

Cross-Collateralization/
Default:                        No
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Hotel

                                1995         1996        TTM
                                ----         ----        ---
Occupancy:                      79.4%        76.5%       80.6%

ADR:                            $145.92      $158.16     $166.05

RevPAR:                         $115.86      $120.99     $133.83

Rooms:                          291

Year Built:                     1986

The Collateral:                 The Four Seasons Hotel, a full-service hotel in
                                Austin, TX.

Property
Management:                     Four Seasons Hotels Limited

1996 Net
Operating Income:               $4,670,912

Underwritten
Cashflow:                       $6,165,711

Appraised Value:                $60,200,000

Appraised By:                   PKF Consulting

Appraisal Date:                 October 1, 1997

LTV as of 12/1/97:              75.0%

Annual Debt service:            $3,930,910

DSC:                            1.57x

Loan/Room
as of 12/1/97:                  $155,155
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Shilo Inns Hotel Portfolio
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:                      Original             December 1, 1997
                                        --------             ----------------
      Initial Funding:              $65,977,276              $65,765,282
      Additional Funding:           $20,000,000              $19,967,537

Origination Date:
      Initial Funding:          Originally closed as an adjustable-rate
                                mortgage on March 18, 1997. Locked at a fixed rate of 8.47% on September 29, 1997.

      Additional Funding:       October 28, 1997

Maturity Date:
      Initial Funding:          October 1, 2017
      Additional Funding:       November 1, 2017

Interest Rate:
      Initial Funding:          8.47%
      Additional Funding:       8.36%

Amortization:                   20 years

Hyperamortization:              N/A

Prepayment Terms/
Defeasance/
Release Provisions:
      Initial Funding:          Prepayment is locked out through and including
                                September 30, 2007. Subsequent to and including
                                October 1, 2007, the Note may be prepaid in whole, on regularly scheduled Payment Dates, provided that the Borrower pay a prepayment premium of the greater of 1% of the outstanding principal balance or yield maintenance discounted at the Interpolated United States
                                Treasury Rate adjusted to the Monthly Equivalent
                                Yield.

      Additional Funding:       Prepayment is locked out through and including
                                October 30, 2007. Subsequent to and including
                                November 1, 2007, the Note may be prepaid in whole, on regularly scheduled Payment Dates, provided that the Borrower pay a prepayment premium of the greater of 1% of the outstanding principal balance or yield maintenance discounted at the Interpolated United States
                                Treasury Rate adjusted to the Monthly Equivalent
                                Yield.

The Borrower:                   Each of the seventeen (17) separate borrowing
                                entities, as well as the general partner of each Borrower, is a special-purpose, bankruptcy-remote entity.

Lien Position:                  First mortgage liens on the fee simple estates
                                and corresponding improvements in the seventeen
                                (17) properties.

Cross-Collateralization/
Default:                        Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Hotel


                   Property Location by Allocated Loan Amount

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE GRAPH IN THE PRINTED MATERIAL.]

                                State            Amount
                                -----            ------
                                  AZ               8.7%
                                  CA               8.9%
                                  ID              19.1%
                                  OR              48.9%
                                  WA              10.8%
                                  WY               3.7%

Weighted-Average
Occupancy:                      58%

ADR:                            $71.31

RevPAR:                         $41.45

Year Built:                     Various

Units:                          2,000

The Collateral:                 Seventeen (17) hotel properties located in six
                                (6) states.

Property
Management:                     Shilo Inns

Underwritten Net
Cash Flow:                      $13,541,963

Appraised Value:
         Lincoln City, OR:       $30,500,000
         16 Other Properties:   $100,625,000
                                ------------
         Total:                 $131,125,000

Appraised By:
         Lincoln City, OR:      Arthur Andersen, LLP
         16 Other Properties:   James Ratkovich & Associates

Appraisal Date:
         Lincoln City, OR:      August 14, 1997
         16 Other Properties:   December 1, 1997

LTV as of 12/1/97:              65.4%

Annual Debt Service:            $8,917,327

DSC:                            1.52x

Loan/Room
as of 12/1/97:                  $42,866
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Farb Investments
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   December 1, 1997
                                 --------                   ----------------
                                $64,880,000                    $64,781,452

Non Property Related
Mezzanine Debt:                 $1,940,000

Origination Date:               September 19, 1997

Maturity Date:                  October 1, 2007

Interest Rate:                  7.40%

Amortization:                   30 years

Hyperamortization:              N/A

Prepayment Terms/
Defeasance/
Release Provisions:             The loan may not be prepaid under any terms
                                until the period 90 days prior to the Maturity
                                Date, at which time the balance may be prepaid without penalty. Subsequent to the fifth anniversary of the Origination Date or the second anniversary of securitization of the loan, defeasance will be permitted upon the delivery of appropriate defeasance collateral.

The Borrower:                   The borrowing entities, Farb Investments Nob
                                Hill, Ltd., and Farb Investments West Point,
                                Ltd., as well as their general partners, are organized as special-purpose, bankruptcy-remote entities.

Lien Position:                  First mortgage lien on the Nob Hill Apartments
                                and West Point Apartments.

Cross-Collateralization/
Default:                        Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

 Property Type:                 Multi-family

 Location:                      Nob Hill Apartments
                                5410 N. Braeswood Boulevard
                                Houston, TX

                                West Point Apartments
                                8600 Westheimer
                                Houston, TX

 Occupancy:                     Nob Hill Apartments                     98.7%
                                West Point Apartments                   96.3%
                                ---------------------------------------------
                                Total                                   97.5%

 Units:                         Nob Hill Apartments                     1,326
                                West Point Apartments                   1,280
                                ---------------------------------------------
                                Total                                   2,606


 Year Built:                    Nob Hill Apartments                1967- 1970
                                West Point Apartments             1969 - 1972

 The Collateral:                2 multi-family properties, containing a total of
                                2,606 units

 Property
 Management:                    Harold Farb Apartment Homes

 1996 Net
 Operating Income:              Nob Hill Apartments                $3,320,289
                                West Point Apartments              $2,497,397
                                ---------------------------------------------
                                Total                              $5,817,686

 Underwritten
 Cashflow:                      Nob Hill Apartments                $3,921,962
                                West Point Apartments              $3,369,272
                                ---------------------------------------------
                                Total                              $7,291,234

 Appraised Value:               $81,100,000

 Appraised By:                  O'Connor & Associates

 Appraisal Date:                August 7, 1997          (Nob Hill Apartments)
                                July 29, 1997         (West Point Apartments)

 LTV as of 12/1/97:             79.9%

 Annual Debt Service:           $5,390,592

 DSC:                           1.35x

 Loan / Unit
 as of 12/1/97:                 $24,859
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        American Apartment Communities I
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   December 1, 1997
                                 --------                   ----------------
                                $45,000,000                    $44,440,152

Origination Date:               December 31, 1996

Anticipated Repayment
Date ("ARD"):                   January 1, 2004

Maturity Date:                  January 1, 2022

Interest Rate:                  7.75%

Amortization:                   25 years

Hyperamortization:              Subsequent to January 1, 2004, the Interest Rate
                                will increase to the greater of 12.75% or 500 basis points plus the interpolated UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised Interest Rate").
                                Additionally, all excess cash flow will be captured under the terms of the Cash Collateral
                                Agreement and applied to the outstanding principal balance of the Note. Interest due under the Revised Interest Rate above that which is due under the Initial Interest Rate will be payable subsequent to the payment of principal.
                                Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             Prepayment is not permitted through and
                                including December 31, 2001. Thereafter, prepayment is permitted in full or in part without penalty. Subsequent to the second anniversary of deposit into a REMIC, defeasance in full will be permitted upon the delivery of appropriate defeasance collateral. Partial defeasance is permitted subject to delivery of 125% of the Allocated Loan Amount and to the DSCR's not falling below either the current DSCR or 1.60x.

The Borrower:                   The borrowing entity, CMP - 1, LLC, as well as
                                its general partner, is organized as a
                                special-purpose, bankruptcy-remote entity.

Lien Position:                  First mortgage lien on the portfolio.

Cross-Collateralization/
Default                         Yes, subject to the release provisions as
                                described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Property Information
--------------------------------------------------------------------------------

Property Type:                  Multi-family

Location:                       Monterey County, CA

Weighted-Average
Occupancy:                      96.4%

Units:                          1,598

Year Built:                     Various

The Collateral:                 10 multi-family properties

Property
Management:                     JH Real Estate Partners, Inc.

1996 Net
Operating Income:               $7,230,240

Underwritten
Cashflow:                       $7,029,279

Appraised Value:                $69,700,000

Appraised By:                   Arthur Andersen LLP
                                   (Boronda Manor Apartments)
                                Robert Saia & Associates
                                   (Nine remaining properties)

Appraisal Date:                 Arthur Andersen LLP                  11/19/97
                                Robert Saia & Associates              9/28/96

LTV as of 12/1/97:              63.8%

Annual Debt Service:            4,078,775

DSC:                            1.72x

Loan / Unit
as of 12/1/97:                  $27,810
--------------------------------------------------------------------------------

                           $730,000,000 (Approximate)
                        Investor Preliminary - Term Sheet
              Commercial Mortgage Acceptance Corp., Series 1997-ML1
             Total Pool Size: $848,482,929 (12 Loans, 59 Properties)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        American Apartment Communities II
================================================================================

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Principal Balance:               Original                   December 1, 1997
                                 --------                   ----------------
                                $21,000,000                    $20,940,017

Origination Date:               July 2, 1997

Anticipated Repayment
Date ("ARD"):                   July 1, 2007

Maturity Date:                  July 1, 2027

Interest Rate:                  7.74%

Amortization:                   30 years


Hyperamortization:              Subsequent to July 1, 2007, the interest rate
                                will increase to the greater of 9.74% or 200 basis points plus the interpolated UST rate with a term approximating the period from the ARD to the Maturity Date (the "Revised Interest Rate").
                                Additionally, all excess cash flow will be captured under the terms of the Cash Collateral
                                Agreement and applied to the outstanding principal balance of the Note. Interest due under the Revised Interest Rate above that which is due under the Initial Interest Rate will be payable subsequent to the payment of principal.
                                Any interest due under the Note but not paid will be accrued.

Prepayment Terms/
Defeasance/
Release Provisions:             Prior to February 1, 2007, the Borrower must pay
                                a prepayment premium of the greater of 1% of the outstanding principal balance or a yield maintenance. After February 1, 2007, the
                                Borrower may prepay the Loan in whole without penalty. Subsequent to the second anniversary of securitization of the loan, defeasance will be permitted upon the delivery of appropriate defeasance collateral. Release of the collateral will be permitted subject to posting of defeasance collateral or 125% of allocated loan amount.

The Borrower:                   The borrowing entity, AAC Funding IV LLC, as
                                well as its general partner, is organized as a special-purpose, bankruptcy-remote entity.

Capital Replacement
Reserve: Initial funding of $402,500 at closing for deferred maintenance. Through July 2002, the monthly Capital Reserve Requirement is $11,704.00 ($308 per unit per year). Commencing August 1, 2002, and continuing through the Maturity Date, the monthly Capital Reserve Requirement is $9,500.00 ($250 per unit per year).

Ground Rent Reserve:            $84,315 monthly for payment of both ground
                                leases

Lien Position:                  First mortgage liens on the Ground Leasehold
                                Estates and on Birch Creek Apartments and Marina
                                Playa Apartments

Cross-Collateralization/
Default:                        Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Property Type:                  Multi-family

Location:                       Birch Creek Apartments
                                575 South Rengstorff Avenue
                                Mountain View, CA

                                Marina Playa Apartments
                                3500 Granada Avenue
                                Santa Clara, CA

Weighted-Average
Occupancy:                      Birch Creek:                            97.3%
                                Marina Playa:                           97.4%
                                ---------------------------------------------
                                Weighted Average:                       97.4%

Units:                          Birch Creek:                              184
                                Marina Playa:                             272
                                ---------------------------------------------
                                Total:                                    456

Year Built:                     Birch Creek:                             1968
                                Marina Playa:                            1971

The Collateral:                 Two multi-family properties

Property
Management:                     AAC Funding IV LLC

1996 Net
Operating Income:               Birch Creek:                       $1,013,214
                                Marina Playa:                      $1,713,288
                                ---------------------------------------------
                                Total:                             $2,726,502

Underwritten Net
Cash Flow:                      Birch Creek:                       $1,288,008
                                Marina Playa:                      $2,049,791
                                ---------------------------------------------
                                Total:                             $3,337,799

Appraised Value:                $32,430,000

Appraised By:                   Arthur Andersen LLP

Appraisal Date:                 June 1, 1997

LTV as of 12/1/97:              64.6%

Annual Debt Service:            $1,803,618

DSC:                            1.85x

Loan / Unit
as of 12/1/97:                  $45,921
--------------------------------------------------------------------------------